UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2013

Commission File Number: 000-50502

PREMIER ALLIANCE GROUP, INC
(Exact Name of registrant as Specified in Its Charter)

Delaware	20-0443575
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
4521 Sharon Road
Suite 300
Charlotte, North Carolina 28211
(Address of principal executive offices)

(704) 521-8077
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2013, Premier Alliance Group, Inc. (the “Company”) appointed Mike Witt, age 54, to serve as Chief Financial Officer for the Company effective December 9, 2013.  Mr. Witt has an extensive financial based background, serving as CFO for Boston National Title most recently, in addition Mr. Witt was a past CFO and Chief Accounting Officer for HSBC Mortgage Services and CFO for the Consumer Credit Division of First Union National Bank among holding other senior financial management roles with various organizations. Mr. Witt received a Bachelor of Science degree with a concentration in accounting from the University of Virginia.

On November 22, 2013, Premier Alliance Group, Inc. (the “Company”) and its current CFO, Larry Brumfield jointly determined to end their relationship.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PREMIER ALLIANCE GROUP, INC.
(Registrant)
DATE: November 22, 2013	By:	/s/ Mark S. Elliott
Mark S. Elliott
CEO/President